UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

TUHURA BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 University Center Dr., Suite 110
Tampa, Florida 33612
(Address of Principal Executive Offices, including zip code)
Registrant’s Telephone Number, Including Area Code: (813) 875-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HURA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 18, 2025, representatives of TuHURA Biosciences, Inc. (the “Company” or “TuHURA”) began making presentations to investors, analysts, and others using the investor presentation attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Investor Presentation”). The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others from time to time.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report, which is required to be disclosed solely by reason of Regulation FD. The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Additional Information about the Proposed Mergers and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transactions between TuHURA and Kineta, Inc. (“Kineta”). In connection with the proposed transactions, TuHURA intends to file relevant materials with the SEC. TuHURA will mail the joint proxy statement/prospectus to the TuHURA stockholders. Investors and securityholders of TuHURA and Kineta are urged to read these materials when they become available because they will contain important information about TuHURA, Kineta and the proposed transactions. This communication is not a substitute for the definitive proxy statement/prospectus, when it becomes available, or any other documents that TuHURA may file with the SEC or send to securityholders in connection with the proposed transactions.

Investors and stockholders will be able to obtain free copies of the documents filed or that will be filed with the SEC by TuHURA, when they become available, through the website maintained by the SEC at www.sec.gov. The documents filed by TuHURA with the SEC may also be obtained free of charge at TuHURA’s website at www.tuhurabio.com or upon written request to: TuHURA, 10500 University Drive, Suite 110, Tampa, Florida 33612.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy the securities of TuHURA or Kineta, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

TuHURA and Kineta and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from stockholders in connection with the potential transaction and other matters that may be set forth in the proxy statement/prospectus. Information about TuHURA’s directors and executive officers is set forth in TuHURA’s filings with the SEC, including TuHURA’s Registration Statement on Form S-4 filed with the SEC on February 7, 2025. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the solicitation of proxies in the potential transaction may be obtained by reading the proxy statement/prospectus when it becomes available. You may obtain free copies of these documents as described above under “Additional Information about the Proposed Mergers and Where to Find It ”.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are referred to as the safe harbor provisions. Statements included herein are not historical facts are forward-looking statements, including statements about the beliefs and expectations of the management of each of TuHURA and Kineta. In some cases, you can identify these statements by terminology such as “may,” “should,” “plans,” “believe,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend,” including their opposites or similar phrases or expressions. TuHURA and Kineta caution investors that any forward-looking statements, including statements related to anticipated operating results, business strategies and outlook of TuHURA and Kineta, proposed financing for the transaction, anticipated benefits of the Mergers, the anticipated impact of the Mergers on TuHURA’s and Kineta’s business and future financial and operating results, the expected amount and timing of synergies from the Mergers, the anticipated closing date for the Mergers and other aspects of Kineta’s and TuHURA’s operations or operating results, are only predictions and involve known and unknown risks and uncertainties, many of which are beyond TuHURA’s and Kineta’s control, and could cause actual results to differ materially from those indicated in such forward-looking statements, which speak only as of the date of this Form 8-K. These factors, risks and uncertainties include, but are not limited to: the completion of the Mergers on anticipated terms and timing, anticipated tax treatment and unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, pricing trends, future prospects, credit ratings, business and management strategies which may adversely affect each of TuHURA’s and Kineta’s business, financial condition, operating results and the price of their respective common stocks; the failure to satisfy the conditions to the completion of the Mergers, including the adoption of the Merger Agreement by the stockholders of Kineta and TuHURA’s completion of the Concurrent Investment, in a timely manner, or at all, or the failure to satisfy any of the other conditions to the completion of the Mergers, or unexpected delays in satisfying any conditions; uncertainties related to Kineta’s cash level and ability to continue as a going concern; the price of TuHURA Common Stock and Kineta Common Stock could change before the completion of the Mergers, including as a result of uncertainty as to the long-term value of the common stock of TuHURA or as a result of broader stock market movements; risks relating to the amount of Kineta’s Estimated Net Working Capital Amount at the Closing, including any resulting reduction or adjustments to the Merger Consideration or failure of the condition that Kineta’s Estimated Net Working Capital Deficit not exceed $12,000,000 at the Closing; uncertainties as to access to available financing, including the Concurrent Investment, to complete the Mergers upon acceptable terms and on a timely basis or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including a termination of the Merger Agreement under circumstances that could require Kineta to pay a termination fee to TuHURA; risks that the Mergers do not qualify as a reorganization under the Code; the risk that, if the Mergers or another strategic transaction is not successfully completed, the Kineta board of directors may decide to pursue a dissolution and liquidation of Kineta; the effect of the announcement or pendency of the transaction on Kineta’s or TuHURA’s business relationships, competition, business, financial condition, and operating results; risks that the Mergers disrupt current plans and operations of Kineta or TuHURA and the ability of Kineta or TuHURA to retain and hire key personnel; risks related to diverting either management team’s attention from ongoing business operations of Kineta or TuHURA; the outcome of any legal proceedings that may be instituted against Kineta or TuHURA related to the Merger Agreement or the transaction; the ability of TuHURA to successfully integrate Kineta’s business or fully realize the anticipated synergies or other benefits expected from the Mergers; the ability of TuHURA to implement its plans, forecasts, expected financial performance and other expectations with respect to Kineta’s business or the combined business after the completion of the Mergers and realize additional opportunities, develop customer relationships, additional products and Kineta’s existing business; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Mergers; the potentially significant amount of any costs, fees, expenses, impairments or charges related to the Mergers; the risk of no amounts being payable under the Disposed Asset Payment Right; the potential dilution of TuHURA and Kineta stockholders’ ownership percentage of TuHURA after the Mergers as compared to their ownership percentage of TuHURA and Kineta, as applicable, prior to the Mergers; TuHURA and Kineta directors and executive officers having interests in the Mergers that are different from, or in addition to, the interests of TuHURA and Kineta stockholders generally; macroeconomic conditions and geopolitical uncertainty in the global economy; uncertainty in the growth of the biopharmaceutical sector; the highly competitive industries TuHURA and Kineta operate in; actions by the U.S. or foreign governments, such as the imposition of additional export restrictions or tariffs; legislative, regulatory and economic developments affecting Kineta’s and TuHURA’s businesses; the evolving legal, regulatory and tax regimes under which Kineta and TuHURA operate; restrictions during the pendency of the Mergers that may impact Kineta’s or TuHURA’s ability to pursue certain business opportunities or strategic transactions, and unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Kineta’s and TuHURA’s response to any of the aforementioned factors. The foregoing list of risks, uncertainties and factors is not exhaustive. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of TuHURA and Kineta described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond TuHURA’s and Kineta’s control, and are not guarantees of future results. Readers are cautioned not to put undue reliance on forward-looking statements, and TuHURA and Kineta assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither TuHURA nor Kineta gives any assurance that either TuHURA or Kineta will achieve its expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

No. Document

99.1 Investor Presentation dated March 2025

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUHURA BIOSCIENCES, INC.

Date:	March 18, 2025	By:	/s/ Dan Dearborn
Name: Dan Dearborn Title: Chief Financial Officer